                                                                   EXHIBIT 10.50

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                            LEASE FACILITY GUARANTY

                         dated as of November 15, 1996

                                    made by

                 MAIL-WELL I CORPORATION,  MAIL-WELL, INC., and
                         CERTAIN OF THEIR SUBSIDIARIES,
                                 as Guarantors

                                  in favor of

                        VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders

                                      and

                                BANQUE PARIBAS,
                            as Agent for the Lenders



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
                                                         Lease Facility Guaranty

                            LEASE FACILITY GUARANTY
                            -----------------------
                           (Mail-Well I Corporation)


     THIS LEASE FACILITY GUARANTY (this "Guaranty"), dated the 15th day of
                                         --------
November, 1996, is made by MAIL-WELL I CORPORATION, a Delaware corporation ("Lessee"), MAIL-WELL, INC., a Delaware corporation ("Holdings"), and each of
--------                                               --------
their subsidiaries which is a party to this Guaranty (collectively, the "Guarantors"), in favor of the various financial institutions who are Financing
-----------
Lenders under the Loan Agreement (together with their respective successors and assigns, the "Financing Lenders"), and BANQUE PARIBAS, as Agent (in such
              -----------------
capacity, the "Agent") for the equal and ratable benefit of itself and the
               -----
Financing Lenders.

                              W I T N E S S E T H:
                              -------------------

                                    Recitals
                                    --------

     A. The Financing Lenders, the financial institutions designated as the "Equity Lenders," the Agent and Paribas Properties, Inc., a Delaware corporation (the "Lessor"), have entered into that certain Loan Agreement (the "Loan
      ------                                                        ----
Agreement"), dated of even date herewith, providing, among other things, for
---------
loans to be made by the Financing Lenders and the Equity Lenders in a maximum aggregate principal amount not to exceed $30,000,000.00 (collectively, the "Loans") to be used by the Lessor to purchase certain Equipment (as therein
 -----
defined) from Lessee and certain of the Lessee's Subsidiaries.

     B. Upon the consummation of the purchase of the Equipment by the Lessor, the Lessor has agreed, as Lessor, to lease the Equipment to the Lessee pursuant to the Master Lease. The Loan Agreement and the Master Lease have been entered into pursuant to the terms and provisions of that certain Participation Agreement dated of even date herewith, entered into by Guarantors, the Lessor, the Equity Lenders, the Financing Lenders and the Agent.

     C. As a condition to the consummation of the transactions provided in the Participation Agreement, the Financing Lenders have required the execution and delivery by Guarantors of this Guaranty.

     D. Guarantors have duly authorized the execution, delivery and performance of this Guaranty, and the boards of directors of Guarantors have determined that it is in their best interest to execute and deliver this Guaranty in order to obtain the substantial benefits provided by the Participation Agreement and other Operative Documents.

                                                         Lease Facility Guaranty

                                 Agreement
                                 ---------

          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Financing Lenders to enter into the Loan Agreement, each of the Guarantors agree for the benefit of Financing Lenders as follows:

          1.  Certain Defined Terms and Related Matters.
              -----------------------------------------

              (a) The terms used herein that are defined in the Participation Agreement and are not otherwise defined herein shall have the meanings therefor specified in Appendix A to the Participation Agreement and the rules of
             ----------
interpretation set forth in Appendix A shall apply to this Guaranty.

              (b) The Financing Lenders and the Agent are referred to herein collectively as the "Guaranteed Parties", and individually as a "Guaranteed
                     ------------------                          ----------
Party".
-----

          2.  Guaranty.  Guarantors hereby jointly and severally,
              --------
unconditionally and irrevocably, (i) guarantee the punctual payment and performance of all Obligations of the Lessor and the Lessee, whether several or joint, to the Guaranteed Parties, solely in their capacity as Financing Lenders and as Agent for the Financing Lenders, as the case may be, arising under or in connection with the Loan Agreement, the Financing Notes, and the other Operative Documents executed in connection therewith (collectively the "Guaranteed
                                                              ----------
Obligations"), including without limitation the payment of all principal and
-----------
accrued interest under the Financing Notes, and (ii) agree to indemnify and hold harmless each Guaranteed Party from and against any and all costs and expenses (including without limitation reasonable attorneys' fees) incurred by each Guaranteed Party in enforcing any rights under this Guaranty. Guarantors shall have no obligation to any Equity Lender or the Agent in its capacity as Agent for the Equity Lenders under this Guaranty. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

          3.  Guaranty Absolute.  Guarantors guarantee that the Guaranteed
              -----------------
Obligations will be paid strictly in accordance with the terms of the Operative Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Parties with respect thereto. The liability of Guarantors under this Guaranty shall be personal, absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of any provision of any other Operative Document or any other agreement, document or instrument relating to any Operative Document, or avoidance or subordination of any of the Guaranteed Obligations;

              (ii) any limitation of liability or recourse in any Operative Document;

              (iii) the insolvency, bankruptcy, dissolution, liquidation, receivership, reorganization, merger, change of form, structure or ownership, sale of all assets, or lack of

                                                         Lease Facility Guaranty

     corporate or other power of the Lessor or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

              (iv) either with or without notice to or consent of each of Guarantors, any one or more renewals, extensions, modifications or rearrangements of the terms of any or all of the Guaranteed Obligations or any of the Operative Documents, including, without limitation, material alterations of the terms of payment (including, without limitation, changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Operative Documents, or any adjustment, indulgence, forbearance, extension or compromise that may be granted from time to time to the Guarantors, the Lessor, or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

              (v) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

              (vi) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any Lien or exercise any right with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

              (vii) any partial release of the liability of any Guarantor hereunder, or any complete or partial release of any other guarantor of, any amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Guaranteed Obligations;

              (viii) any neglect, lack of diligence, delay, omission, failure or refusal to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Operative Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations (excepting only, with respect to any such sale or other disposition of collateral, any such requirement imposed at the time in question by then-applicable law and not waiveable by Guarantors.

              (ix) if for any reason any Guaranteed Party is required to refund any payment by the Lessor to such Guaranteed Party or pay the amount thereof to someone else;

                                                         Lease Facility Guaranty

              (x) the existence of any claim, set-off or other rights that any Guarantor may at any time have against the Lessor, any Guaranteed Party or any other Person, whether or not arising in connection with this Guaranty or any other Loan Document;

              (xi) the election by any of the Guaranteed Parties in any proceeding under chapter 11 of the Bankruptcy Code of the application of section 1111(b)(2) of the Bankruptcy Code;

              (xii) any borrowing or grant of a security interest by the Lessor, as debtor-in-possession, under section 364 of the Bankruptcy Code (U.S.) or section 31 of the Bankruptcy and Insolvency Act (Canada);

              (xiii) the disallowance, under section 502 of the Bankruptcy Code (U.S.) or section 135 of the Bankruptcy and Insolvency Act (Canada), of all or any portion of the claims of any of the Guaranteed Parties for payment of any of the Guaranteed Obligations; or

              (xiv) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Lessor or a guarantor.

Without limiting the generality of clause (ii) above, it is expressly
                                   -----------
acknowledged and agreed by each Guarantor that such Guarantor's guarantee of the payment and performance of the Guaranteed Obligations hereunder is with full recourse and personal liability, notwithstanding the fact that the liability of Lessor for the payment of the Guaranteed Obligations is nonrecourse as and to the extent provided for in the Operative Documents.

          4.  Waiver.   Guarantors hereby (i) waive (A) promptness, diligence,
              ------
presentment, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Guaranteed Obligations or this Guaranty, (B) the filing of any claim with a court in the event of receivership or bankruptcy of the Lessor or the Lessee, (C) protest or notice with respect to nonpayment of all or any of the Guaranteed Obligations, (D) the benefit of any statute of limitations, (E) any and all rights to which Guarantors may otherwise have been entitled under any suretyship laws of the State of Texas in effect from time to time, including, without limitation, any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, (F) all demands whatsoever (and any requirement that same be made on the Lessor or any other Person as a condition precedent to Guarantors' obligations hereunder); and (ii) covenant and agree that this Guaranty will not be discharged except by complete performance of the Guaranteed Obligations and any payment obligations of Guarantors contained herein.

          (b) If, in the exercise of any of its rights and remedies, any of the Guaranteed Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Lessor or the Lessee or any other Person, whether because of any applicable law pertaining to "election of remedies" or otherwise, Guarantors hereby consent to such

                                                         Lease Facility Guaranty

action by such Guaranteed Party and waive any claim based upon such action.
Any election of remedies which results in the denial or impairment of the right of such Guaranteed Party to seek a deficiency judgment against the Lessor or the Lessee or any other Person shall not impair the obligations of Guarantors to pay the full amount of the Guaranteed Obligations or any other obligation of Guarantors contained herein.

          (c) In the event any of the Guaranteed Parties shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under any of the Guaranteed Obligations, such Guaranteed Party may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by such Guaranteed Party but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether such Guaranteed Party or any other Person is the successful bidder, shall, to the extent permitted by applicable law, be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall, to the extent permitted by applicable law, be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any of the Guaranteed Parties might otherwise be entitled by reason of such bidding at any such sale.

          (d) Guarantors agree that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, any of the Guaranteed Parties is prevented by applicable law from exercising its rights to accelerate the maturity of the Guaranteed Obligations, to collect interest on the Guaranteed Obligations or to enforce or exercise any other right or remedy with respect to the Guaranteed Obligations, or the Agent is prevented from taking any action to realize on the Collateral, Guarantors agree to pay to the Agent for the account of the Guaranteed Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guaranteed Parties.

          (e) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Lessor and of each other guarantor of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, that diligent inquiry would reveal. Guarantors hereby agree that the Guaranteed Parties shall have no duty to advise each of Guarantors of information known to any of the Guaranteed Parties regarding such condition or any such circumstance. In the event that any of the Guaranteed Parties in its sole discretion undertakes at any time or from time to time to provide any such information to Guarantors, such Guaranteed Party shall be under no obligation
(i) to undertake any investigation not a part of its regular business routine,
(ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guaranteed Party wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantors.

                                                         Lease Facility Guaranty

          (f) Guarantors consent and agree that the Guaranteed Parties shall be under no obligation to marshal any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

          5.  Waiver of Subrogation.  Guarantors agree that any and all rights
              ---------------------
of subrogation or similar rights which Guarantors may have against the Lessor are hereby expressly waived unless and until the Guaranteed Obligations have been fully and finally paid and performed, and Guarantors will not enforce any such right against the Lessor unless and until the Guaranteed Obligations have been fully and finally paid and performed. Notwithstanding any payments made or obligations performed by Guarantors by reason of this Guaranty or any other Operative Document to which Guarantors are parties or any enforcement of or realization on the security provided therein (including but not limited to application of funds on account of such payments or obligations or as a result of such enforcement or realization), Guarantors hereby irrevocably waive and release any and all rights they may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) to assert any claim against the Lessor or against any direct or indirect security on account of such payments made or obligations performed or such enforcement of or realization on security, including without limitation any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, unless and until the Guaranteed Obligations have been fully and finally paid and performed. Notwithstanding anything to the contrary contained in this Guaranty or any other Operative Document or applicable law, any and all of such rights of subrogation, reimbursement, exoneration, contribution or indemnity are and shall be subject to and limited by the nonrecourse provisions of the Loan Agreement and the Financing Notes; it being agreed and understood by each Guarantor that none of such rights shall in any way relate to any indebtedness, liabilities or obligations of the Lessor which are nonrecourse to the Lessor or for which the Lessor has no personal liability.

          6.  Covenants and Representations.  Guarantors hereby covenant and
              -----------------------------
agree with the Agent and each Financing Lender that they shall perform all obligations under the Participation Agreement that Guarantors have agreed to perform, including without limitation each and every covenant applicable to the Guarantors contained in the Participation Agreement. Guarantors represent and warrant to the Agent and each Financing Lender that (a) all representations and warranties contained in the Participation Agreement and applicable to Guarantors are true and correct in all material respects; (b) Guarantors and the Lessor are members of an affiliated and integrated group of corporations and are engaged in related businesses and supporting lines of business; (c) Guarantors has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Participation Agreement and the Operative Documents; (d) this Guaranty is given by Guarantors in furtherance of its direct and indirect business interests and corporate purposes, and is necessary to the conduct, promotion and attainment of its businesses; (e) the value of the consideration received and to be received by Guarantors pursuant to the Participation Agreement, the Operative Documents and the transactions contemplated thereby is reasonably worth at least as much as the liability and obligation of Guarantors hereunder; and (f) the Guaranteed Obligations constitute "Senior Indebtedness" (as that term is defined in the Borrower Indenture as described and defined in the Mail-Well Credit Agreement), and the Agent and the

                                                         Lease Facility Guaranty

Financing Lenders, as beneficiaries of this Guaranty, are entitled to all of the rights of the holder of "Senior Indebtedness" (as that term is defined in the Borrower Indenture) pursuant to the Borrower Indenture as if the Guarantors were the primary obligors with respect to such obligations guaranteed by the Guarantors.

          7.  Amendments, Etc.  No amendment or waiver of any provision of this
              ---------------
Guaranty, nor consent to any departure by Guarantors herefrom, shall in any event be effective unless the same shall be in writing, approved by the Required Financing Lenders and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no amendment, waiver or consent shall,
             -------- --------
unless in writing and signed by all the Guaranteed Parties, limit the liability of Guarantors or postpone any date fixed for payment hereunder.

          8.  Addresses for Notices.  All notices and other communications
              ---------------------
provided for hereunder shall be in writing (including telex or telecopy communication) and mailed, telexed, telecopied or hand delivered, if to the Guarantors, addressed to them at 23 Inverness Way East, Englewood, Colorado 80112; if to any Guaranteed Party, addressed to it at the address of such Guaranteed Party specified in the Participation Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.
                                                                    ---------
All such notices and other communication shall, when mailed, telexed, telecopied or hand delivered, be effective when deposited in the mails (with postage prepaid), confirmed by telex answer back, telecopied with confirmation of receipt or hand delivered to the addressee or its agent, respectively.

          9.  No Waiver; Remedies.   No failure on the part of any Guaranteed
              -------------------
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any of the Operative Documents.

              (b) Failure by any of the Guaranteed Parties at any time or times hereafter to require strict performance by the Guarantors, the Lessor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Operative Documents now or at any time or times hereafter executed by the Guarantors, the Lessor or such other Person and delivered to any of the Guaranteed Parties shall not waive, affect or diminish any right of any of the Guaranteed Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guaranteed Parties or any agent, director, officer or employee of any of the Guaranteed Parties.

              (c) No waiver by the Guaranteed Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guaranteed Parties permitted hereunder shall in any way affect or impair any of the rights of the Guaranteed Parties or the obligations of each of Guarantors under this Guaranty or under any of the other

                                                         Lease Facility Guaranty

Operative Documents to which they are a party. Any determination by a court of competent jurisdiction of the amount of any principal or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each of Guarantors irrespective of whether each of Guarantors was a party to the suit or action in which such determination was made.

          10. Right of Set-off.  Upon the occurrence and during the continuance
              ----------------
of any Event of Default, each of the Guaranteed Parties is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Party to or for the credit or the account of Guarantors against any and all of the indebtedness, liabilities and obligations of Guarantors now or hereafter existing under this Guaranty, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty and although such indebtedness, liabilities and obligations may be contingent and unmatured. Each of the Guaranteed Parties agrees to notify Guarantors after such setoff and application made by such Guaranteed Party; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application. The rights of each Guaranteed Party under this Section 11 are in addition to all other rights and remedies
           ----------
(including, without limitation, other rights of setoff) which such Guaranteed Party may have.

          11. Continuing Guaranty; Transfer of Notes.  This Guaranty is a
              --------------------------------------
continuing guaranty and shall (i) remain in full force and effect until termination of the obligations of the Financing Lenders to make the Loans, and payment in full thereafter of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) be binding upon each Guarantors and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guaranteed Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any of the
                                                 ------------
Guaranteed Parties may assign or otherwise transfer any note held by it or Obligation owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guaranteed Party herein or otherwise with respect to such of the notes and Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 12.1 of the Participation Agreement in respect of assignments.

          12. Reinstatement.  This Guaranty shall remain in full force and
              -------------
effect and continue to be effective should any petition be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall, to the fullest extent

                                                         Lease Facility Guaranty

permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          13. Interest Limitation.   All agreements between the Guarantors, the
              -------------------
Agent or any Financing Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made in respect of an amount due under any Operative Document or otherwise, shall the amount paid, or agreed to be paid, to the Agent, or any Financing Lender for the use, forbearance or detention of the money to be loaned under the Participation Agreement, or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Operative Document exceed the Maximum Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto the obligation to be
                                          ---- -----
fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent, or any Financing Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the amounts owing on other obligations of the Guarantors to the Agent, or any Financing Lender under any Operative Document and not to the payment of interest, or if such excessive interest exceeds the amounts owing on other obligations of the Guarantors to the Agent, or any Financing Lender under any Operative Document, as the case may be, such excess shall be refunded to the Guarantors. All sums paid or agreed to be paid to the Agent, or any Financing Lender for the use, forbearance or detention of the indebtedness of the Guarantors to the Agent or any Financing Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate. Notwithstanding anything to the contrary contained in any Operative Document, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of any indebtedness of the Guarantors hereunder shall exceed the Maximum Rate, the rate of interest which accrues on the outstanding principal balance of any such indebtedness shall be limited to the Maximum Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of any such indebtedness shall not reduce the rate of interest which accrues on the outstanding principal balance of any such indebtedness below the Maximum Rate until the total amount of interest accrued on the outstanding principal balance of any such indebtedness equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this Section 14 shall
                                                               ----------
control and supersede every other provision of this Guaranty.

          (b) The parties hereto agree that if Article 1.04, Subtitle 1, Title 79 of the Revised Civil Statutes of Texas, 1925, as amended, is applicable to the determination of the Maximum Rate, the indicated rate ceiling computed from time to time pursuant to Section (a) of such Article shall apply, provided that,
                                                                  --------
to the extent permitted by such Article, the Agent may from time to time by notice

                                                         Lease Facility Guaranty

to Guarantors revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of any indebtedness of Guarantors hereunder.

          14. Descriptive Headings.  The section headings in this Guaranty have
              --------------------
been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Guaranty.

          15. Counterparts.  This Guaranty may be executed in several
              ------------
counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          16. Separability.  Should any paragraph, sentence, paragraph,
              ------------
Subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Guaranty, and Guarantors hereby agrees that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Guaranty shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

          17. Agent for Service of Process. Guarantors hereby irrevocably designate The Prentice-Hall Corporation System, Inc. to receive for and on behalf of Guarantors service of process in Texas. Guarantors agree that the failure of its agent for service of process to give any notice of any such service of process to Guarantors shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Guarantors available to be served, then Guarantors further irrevocably consent to the service of process by the mailing thereof by the Agent by registered or certified mail, postage prepaid, to the Guarantors at its address listed in Section 9 hereof. Nothing in
                                                    ---------
this Section 18 shall affect the right of the Agent or the Financing Lenders to
     ----------
serve legal process in any other manner permitted by law or affect the right of the Agent or any Financing Lender to bring any action or proceeding against the Guarantors or its equipment in the courts of any other jurisdiction.

          18. SUBMISSION TO JURISDICTION.  GUARANTORS HEREBY SUBMIT TO THE
              --------------------------
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN HOUSTON, TEXAS, AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

                                                         Lease Facility Guaranty

OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          19. GOVERNING LAW.  THIS GUARANTY, INCLUDING THE RIGHTS, OBLIGATIONS
              -------------
AND REMEDIES HEREUNDER OF GUARANTORS, AND THE GUARANTEED PARTIES HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PRINCIPLES) AND JUDICIAL DECISIONS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

          20. FINAL AGREEMENT.  THIS WRITTEN GUARANTY AND THE OTHER OPERATIVE
              ---------------
DOCUMENTS TO WHICH THEY ARE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

          21. WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
              --------------------
APPLICABLE LAW, GUARANTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR THE FINANCING LENDERS IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

          22. Guaranty Survives Foreclosure.  The Agent and the Financing
              -----------------------------
Lenders, at their option and in their sole discretion, may proceed against any collateral securing the Guaranteed Obligations by way of either judicial or non-judicial foreclosure, and the obligations of Guarantors under this Guaranty shall survive such foreclosure. Guarantors understand a non-judicial foreclosure of any security interest securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights of Guarantors may have against the Lessor; nevertheless Guarantors hereby waive and relinquish any defense based upon the loss of any such reimbursement or subrogation rights and any other defense which may arise out of any applicable law now or hereafter in effect. If any security agreement securing the Guaranteed Obligations is foreclosed judicially or non-judicially before the Agent or the Financing Lenders proceed against Guarantors under this Guaranty, each of Guarantors's liability for the Guaranteed Obligations secured by such security agreement shall be the deficiency resulting from the judicial or non-judicial sale; i.e., the difference between the amount of the Guaranteed Obligations secured by the security agreement on the day of the foreclosure sale (including without limitation principal, accrued interest, attorneys' fees, late charges and costs of foreclosure) and the amount of the successful bid at the foreclosure sale.

                                                         Lease Facility Guaranty

Guarantors further waive the right to object to the amount which may be bid by the Agent or the Lessor at any foreclosure sale.

                  [remainder of page left intentionally blank]

                                                         Lease Facility Guaranty

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

                                       GUARANTORS:
                                       ----------

                                       MAIL-WELL I CORPORATION, a Delaware
                                       corporation


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                                         Lease Facility Guaranty

                                 MAIL-WELL, INC., a
                                 Delaware corporation


                                 By:
                                    -------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                                                         Lease Facility Guaranty

                              PAVEY ENVELOPE AND TAG CORP.,
                              as a Guarantor


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------

                                                         Lease Facility Guaranty

                              MAIL-WELL WEST, INC.,
                              as a Guarantor


                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                                                         Lease Facility Guaranty

                              WISCO II, L.L.C.,
                              as a Guarantor


                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------

                              MAIL-WELL CANADA HOLDINGS, INC.,
                              as a Guarantor


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                                                         Lease Facility Guaranty

                              GRAPHIC ARTS CENTER, INC.,
                              as a Guarantor


                              By:
                                 -----------------------
                              Name:
                                   ---------------------
                              Title:
                                    --------------------

                                                         Lease Facility Guaranty

                              WISCO III, L.L.C.,
                              as a Guarantor


                              By:
                                 -------------------------
                              Name:
                                   -----------------------
                              Title:
                                    ----------------------

                                                         Lease Facility Guaranty

                              WISCO ENVELOPE CORP.,
                              as a Guarantor


                              By:
                                 ----------------------
                              Name:
                                   --------------------
                              Title:
                                    -------------------